UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party Other Than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS VARIABLE INSURANCE TRUST II

(Names of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Money Market Variable Account	Global Governments Variable Account
High Yield Variable Account	Total Return Variable Account
Capital Appreciation Variable Account

500 Boylston Street

Boston, MA 02116

We recently sent you proxy materials regarding a Special Meeting of contract owners scheduled to be held on November 17, 2011. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to contract owners.

Urgent! Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now.

The Board of Managers of each Variable Account recommends a vote “FOR” each proposal, as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below. Or, you may vote “ABSTAIN” for each proposal and your vote will help save on the cost of additional mailings and calls to contract owners.

1-800-864-1460

Your vote is urgently needed!

Please vote now to be sure your vote is received in time for the

November 17, 2011

Special Meeting

of contract owners.

Voting takes only a few minutes. Thank you for your participation in this important matter.

Each Variable Account has made it very easy for you to vote. Choose one of the following methods:

•	Speak to a live proxy specialist by calling 1-800-864-1460. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)

•	Log on to the website noted on your card, enter your control number printed on the card, and vote by following the on-screen prompts.

•	Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•	Mail in your signed card in the envelope provided.

MFSCOM-R2

D. F. King & Co., Inc.

Telephone Script – Revised 11/9/11 (to account for Abstention Voting)

MFS / Compass 2 and Compass 3 Annuity Contracts (issued by Sun

Life Assurance Company of Canada (U.S.))

Special Meeting of Contract Owners: November 17, 2011

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of Compass 2 and Compass 3 annuity contracts issued by Sun Life Assurance Company of Canada (U.S.). May I speak with Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]?

[IF THE CONTRACT OWNER IS NOT AVAILABLE]

I am calling regarding a proxy meeting scheduled for November 17, 2011. May I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE CONTRACT OWNER IS ON THE LINE]

Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the [STATE CONTRACT OWNER’S VARIABLE ACCOUNT NAME].

Recently, you were mailed proxy materials, along with a proxy card to cast your vote at the upcoming Special Meeting of Contract Owners to be held on November 17, 2011. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote by telephone with me now.

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the CONTRACT OWNER obtain the materials he/she requires. Make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Account’s Board of Managers has approved the proposals and is recommending a vote in favor of each proposal. Would you like to vote as recommended by the Board of Managers on the proposals?

Just to confirm, you have voted with the recommendation of the Board of Managers on the proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board of Managers in favor of each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board of Managers and against each proposal?

AGAINST PROPOSALS – Thank you. I have recorded your vote against each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-

tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO – Okay, I can still help. Would you like to cast your vote to ABSTAIN from each proposal? A vote to ABSTAIN effectively is a vote against the proposals, but will help the fund achieve quorum and hold the meeting as well as save on the cost of additional mailings and calls to contract owners.

ABSTAIN FROM PROPOSALS – Thank you. I’ve recorded your vote to ABSTAIN from each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a CONTRACT OWNER of the Account on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-864-1460 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

D. F. King & Co., Inc.

Telephone Script – Priority Group

“Abstention” Campaign

MFS / Compass 2 and Compass 3 Annuity Contracts

(issued by Sun Life Assurance Company of Canada (U.S.))

Special Meeting of Contract Owners: November 17, 2011

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of Compass 2 and Compass 3 annuity contracts issued by Sun Life Assurance Company of Canada (U.S.). May I speak with Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]?

[IF THE CONTRACT OWNER IS NOT AVAILABLE]

I am calling regarding a proxy meeting scheduled for November 17, 2011. May I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE CONTRACT OWNER IS ON THE LINE]

Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the [STATE CONTRACT OWNER’S VARIABLE ACCOUNT NAME].

Recently, you were mailed proxy materials, along with a proxy card to cast your vote at the upcoming Special Meeting of Contract Owners to be held on November 17, 2011. Additionally, as solicitor for your Variable Account, we contacted you previously and you indicated that you were not interested in voting. With the meeting just a few days away, the Variable Account has asked us to call you back and ask if you would be willing to cast an ABSTAIN vote for all proposals by telephone with me now. A vote to ABSTAIN effectively is a vote against the proposals, but will help the fund achieve quorum and hold the meeting as well as save on the cost of additional mailings and calls to contract owners.

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the CONTRACT OWNER obtain the materials he/she requires. Make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – Just to confirm, you have voted to ABSTAIN from all proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote to ABSTAIN from each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – Okay, I can still help. Would you like to vote your shares with the recommendation of the Board of Managers and FOR each proposal?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board of Managers on each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-

tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO – Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board of Managers and against each proposal?

AGAINST PROPOSALS – Thank you. I have recorded your vote against each proposal. We will send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr. /Mrs. /Ms. [CONTRACT OWNER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a CONTRACT OWNER of the Account on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-864-1460 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between Noon and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.